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                                                                    Exhibit 23.1
                                                                    ------------

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of SUPERVALU INC. on Form S-8 of our reports dated April 6, 1998, incorporated by reference in the Annual Report on Form 10-K of SUPERVALU INC. for the year ended February 28, 1998.



/s/  DELOITTE & TOUCHE LLP
Minneapolis, Minnesota
August 11, 1998